Exhibit 10.5

EXECUTION VERSION

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

This FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”) is dated as of May 1, 2013, among THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent (in such capacity, with its successors and assigns, the “First Priority Representative”) for the First Priority Secured Parties, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (in such capacity, with its successors and assigns, the “Second Priority Representative”) for the Second Priority Secured Parties, ST. LOUIS POST-DISPATCH LLC (“STL Post-Dispatch”), PULITZER INC. (“Pulitzer,” and together with STL Post-Dispatch, the “Obligors”), and each of the other Loan Parties. Unless otherwise indicated, capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Intercreditor Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the First Priority Representative, the Second Priority Representative, the Obligors, and the Loan Parties are parties to an Intercreditor Agreement, dated as of January 30, 2012 (as amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Intercreditor Agreement”);

WHEREAS, the Obligors intend on the date hereof to refinance in full and replace the Existing First Priority Agreement with the proceeds of Permitted Pulitzer Debt Refinancing Indebtedness (as defined in the Second Priority Term Loan Agreement) pursuant to a Note Agreement, dated as of May 1, 2013, by and among St. Louis Post-Dispatch LLC, Pulitzer Inc. and the purchasers of the notes named therein (as amended, restated, modified and/or supplemented from time to time, the “New Pulitzer Note Agreement”);

WHEREAS, the parties hereto have agreed, subject to the terms and conditions of this Amendment, and for the good and valuable consideration provided herein, to amend the Intercreditor Agreement to, among other things, establish and confirm that the indebtedness issued under the New Pulitzer Note Agreement constitutes First Priority Obligations under the Intercreditor Agreement;

NOW, THEREFORE, it is agreed:

SECTION 1. Amendments to the Intercreditor Agreement.

(a) The second “WHEREAS” clause of the recitals of the Intercreditor Agreement is hereby amended to replace the defined term “Notes” with the defined term “Existing First Priority Agreement Notes”.

(b) The recitals of the Intercreditor Agreement are hereby further amended to insert the following new “WHEREAS” clause as the fourth “WHEREAS” clause thereof:

“WHEREAS, on May 1, 2013 the Borrower and Pulitzer Inc. (“Pulitzer”) refinanced in full and replaced the Existing First Priority Agreement and the Existing First Priority Agreement Notes with the proceeds of Permitted Pulitzer Debt Refinancing Indebtedness (as defined in the Second Priority Term Loan Agreement) pursuant to the New Pulitzer Note Agreement (as defined below);”

(c) The recitals of the Intercreditor Agreement are hereby further amended by amending and restating the former fourth “WHEREAS” clause (which begins with the words “WHEREAS, the Borrower is the obligor”) in its entirety as follows:

“WHEREAS, the Borrower and Pulitzer are the obligors, and the other Loan Parties are the guarantors, of the First Priority Obligations and the Loan Parties have granted to the First Priority Representative security interests in the Common Collateral as security for payment and performance of the First Priority Obligations;”

(d) The recitals of the Intercreditor Agreement are hereby further amended by replacing the term “Existing First Priority Agreement” in the last “WHEREAS” clause with the term “First Priority Agreement”.

(e) Section 1.1 of the Intercreditor Agreement is hereby amended by adding the following defined terms in Section 1.1 in appropriate alphabetical order:

“Existing First Priority Agreement Notes” has the meaning set forth in the recitals to this Agreement.

“Existing First Priority Documents” means the Existing First Priority Agreement, the Existing First Priority Agreement Notes, the “Collateral Documents” (as defined in the Existing First Priority Agreement), the “Guaranty Agreement” (as defined in the Existing First Priority Agreement) and the “Subsidiary Guaranty Agreement” (as defined in the Existing First Priority Agreement).

“New Pulitzer Note Agreement” means the Note Agreement, dated as of May 1, 2013, by and among the Borrower, Pulitzer and the purchasers of the notes named therein.

(f) Section 1.1 of the Intercreditor Agreement is hereby further amended by replacing each of the two instances of the term “Existing First Priority Agreement” in the definition of “First Priority Agreement” with the term “New Pulitzer Note Agreement”.

(g) Section 1.1 of the Intercreditor Agreement is hereby further amended by replacing each of the four instances of the term “Existing First Priority Agreement” in the definition of “First Priority Obligations” with the term “New Pulitzer Note Agreement”.

(h) Section 1.1 of the Intercreditor Agreement is hereby further amended by replacing the term “Existing First Priority Agreement” in the definition of “First Priority Security Documents” with the term “New Pulitzer Note Agreement”.

(i) Section 1.1 of the Intercreditor Agreement is hereby amended by deleting the defined term “Maximum First Priority Amount” in its entirety and replacing it with the following defined term:

“Maximum First Priority Amount” means $94,000,000 minus the aggregate amount (without duplication) of all payments of principal of (x) the Notes (which, for the avoidance of doubt, shall not include any payments of the Existing First Priority Agreement Notes) and (y) any other Permitted Pulitzer Debt Refinancing Indebtedness. For the avoidance of doubt, the amount of any DIP Financing shall not be included for purposes of determining the “Maximum First Priority Amount.”

(j) Section 1.1 of the Intercreditor Agreement is hereby amended by deleting the defined term “Notes” in its entirety and replacing it with the following defined term:

“Notes” means any of the notes delivered pursuant to any provision of the New Pulitzer Note Agreement and each note delivered in substitution or exchange for any other note pursuant to any such provision.

(k) Section 2.3 of the Intercreditor Agreement is hereby amended by replacing (x) the words “the Borrower’s” in clause (i) of the first proviso of clause (c) thereof with the word “Pulitzer’s” and (y) the word “Borrower” in clause (i)(y) of the first proviso of clause (c) thereof with the word “Pulitzer”.

(l) Section 3.2 of the Intercreditor Agreement is hereby amended by replacing the phrase “and the Borrower” in the first proviso thereof with the phrase, “, the Borrower and Pulitzer”.

(m) Section 3.2 of the Intercreditor Agreement is hereby further amended by replacing the term “Existing First Priority Agreement” in the parenthetical in clause (i) of the second proviso thereof with the term “New Pulitzer Note Agreement”.

SECTION 2. Miscellaneous Provisions

(a) Each party hereto acknowledges and agrees that the Intercreditor Agreement (as modified hereby) and all agreements and obligations thereunder, are valid and enforceable against such Person in every respect and all of the terms and conditions thereof are legally binding upon such Person, and the Second Priority Secured Parties and the Loan Parties reaffirm the priorities set forth in Section 2 of the Intercreditor Agreement.

(b) Each party hereto acknowledges and agrees that the First Priority Representative hereunder is the “First Priority Representative” for purposes of the Intercreditor Agreement as of the date hereof.

(c) Each party hereto acknowledges and agrees that the First Priority Obligations Payment Date has not occurred as of the date hereof.

(d) The Second Priority Secured Parties and the Loan Parties acknowledge and agree that the aggregate principal amount of the Notes outstanding on the date hereof (after giving effect to the transactions contemplated to occur on the date hereof) under the First Priority Agreement does not exceed the Maximum First Priority Amount (as amended herein).

(e) The Second Priority Secured Parties and the Loan Parties acknowledge and agree that a memorandum of Intercreditor Agreement or any other document setting forth the effect of the Intercreditor Agreement may be recorded to evidence the priorities set forth in the Intercreditor Agreement by any party hereto in any jurisdiction, including in connection with the execution, delivery, and recordation of deeds of trust, mortgages, deeds, and similar instruments for real property comprising Common Collateral.

(f) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Intercreditor Agreement.

(g) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by facsimile or other electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument.

(h) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

(i) From and after the date hereof, all references to the Intercreditor Agreement shall be deemed to be references to the Intercreditor Agreement as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as First Priority Representative for and on behalf of the First Priority Secured Parties

By:	/s/ TERESA PETTA
Name: TERESA PETTA Title: VICE PRESIDENT

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Priority Representative for and on behalf of the Second Priority Secured Parties

By:	/s/ Joshua G. James
Name: Joshua G. James Title: Assistant Vice President

Signature Page to First Amendment to Intercreditor Agreement

PULITZER INC.

By:	/s/ Carl G. Schmidt
Name: Carl G. Schmidt
Title: Treasurer

ST. LOUIS POST-DISPATCH LLC
By:	PULITZER INC., Managing Member

	By:	/s/ Carl G. Schmidt
Name: Carl G. Schmidt
Title: Treasurer

FLAGSTAFF PUBLISHING CO.

HANFORD SENTINEL INC.

NAPA VALLEY PUBLISHING CO.

PANTAGRAPH PUBLISHING CO.

PULITZER MISSOURI NEWSPAPERS, INC.

PULITZER NEWSPAPERS, INC.

PULITZER TECHNOLOGIES, INC.

SANTA MARIA TIMES, INC.

SOUTHWESTERN OREGON PUBLISHING CO.

STAR PUBLISHING COMPANY

YNEZ CORPORATION

By:	/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

Signature Page to First Amendment to Intercreditor Agreement

FAIRGROVE LLC
By:	ST. LOUIS POST-DISPATCH LLC, Managing Member

By:	PULITZER Inc., Managing Member

	By:	/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

AMPLIFIED DIGITAL, LLC STL DISTRIBUTION SERVICES LLC SUBURBAN JOURNALS OF GREATER ST. LOUIS LLC PULITZER NETWORK SYSTEMS LLC

By:	PULITZER INC., Managing Member

	By:	/s/ C. D. Waterman III
Name: C. D. Waterman III
Title: Secretary

Signature Page to First Amendment to Intercreditor Agreement